Exhibit 99.2

Online Higher Education Built To Succeed  May 7, 2009 First Quarter 2009 Conference Call

Statements made in this presentation regarding American Public Education, or its subsidiaries, that are not historical facts are forward-looking statements based on current expectations, assumptions, estimates and projections about American Public Education and the industry. These forward-looking statements are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Forward-looking statements can be identified by words such as "anticipate", "believe", "could", "estimate", "expect“, "intend", "may", "should“, "will" and "would". These forward-looking statements include, without limitation, statements on the slides “Second Quarter 2009 Outlook” and “Full Year 2009 Outlook” and statements regarding expected growth. Actual results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors, including the various risks described in the "Risk Factors" section and elsewhere in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 as filed with the SEC. The Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future. Safe Harbor Statement Built To Succeed

A Solid Start to the Year 2009

- **Strong Growth in Niche Civilian Segments**
  - For the three months ended March 31, 2009, net course registrations from students using Title IV grew 87.5% to approximately 7,500 (16% of net course registrations)
- **Expanded Military Outreach**
  - Signed two new MOUs
  - Hired a new military outreach team member
- **Preparing New Programs for Launch**
  - Submitted two Masters programs for approval by HLC

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Net Course Registrations and Enrollment  For the three months ended March 31, 2008 2009     % Change Net Course Registrations from New Students 7,500 10,500 40% Net Course Registrations 33,100 46,650 41% As of March 31, 2008 2009  % Change Total Student Enrollment 33,000 49,600 50% Note:  Net course registrations represent the aggregate number of classes in which students remain enrolled after the date by which they may drop the course without financial penalty.  Total student enrollment is the number of students who have completed at least one course in the last 12 months or are in the start of the second week of class for the most current semester.

Influencing APUS Quality and Improving Retention

- **College 100 course for new online undergraduate students**
  - Follows many of the well-researched pathways
  - Persistence rate of approximately 80% (between "College 100" and second class)
- **Participation in the HLC's Assessment Academy**
- **Participation in the National Survey for Student Engagement**
- **Participation in the Transparency by Design Initiative**
- **Specialty accreditation**
  - Certified Family Life Educator Preparation Designation from National Council on Family Relations for Child and Family Development Program
  - Specialty Accreditation from the Foundation of Higher Education for Emergency and Disaster Management Program
  - Applying for additional specialty accreditations
- **Partnership at a Distance (PAD)**
- **Student Satisfaction Quotient**

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Challenging Coursework Leads to Strong Outcomes  Preparing for class (studying, reading, writing, doing homework or lab work, etc. related to academic program)  Number of assigned textbooks, books, or book-length packs of course readings  Number of written papers or reports of 20 pages or more;  number of written papers or reports of between 5 and 19 pages; and number of written papers or reports of fewer than 5 pages Coursework emphasizes: Analysis of the basic elements of an idea, experience or theory Coursework emphasizes: Synthesis and organizing of ideas, information, or experiences into new, more complex interpretations and relationships Coursework emphasizes: Making of judgments about the value of information, arguments, or methods Coursework emphasizes: Applying theories or concepts to practical problems or in new situations Working harder than you thought you could to meet an instructor's standards or expectations Campus environment emphasizes: Spending significant amount of time studying and on academic work. Challenging intellectual and creative work is central to student learning and collegiate quality.  Colleges and universities promote high levels of student achievement by emphasizing the importance of academic effort and setting high expectations for student performance. Level of Academic Challenge

APUS mission aligns with that of Congress and the administration –  to make higher education more affordable, accessible and transparent.  APUS Activities Support US Higher Education Goals   AccessiblePart of the SolutionAffordableTransparent  The U.S. college attainment rate has fallen to 12th among major industrialized countries (source: Organization for Economic Cooperation and Development )American Opportunity Tax Credit and Simplify the Application Process for Financial Aid — www.whitehouse.gov/agenda/education/“US Secretary of Education stresses college affordability, increases in funding for loans." — The Daily Cardinal, April 2009 "I challenge state, college and university leaders to put affordability front and center as they chart a path forward." — President Obama Government/Policy Focus APEI

APUS Enjoys Solid Leadership Position within Military Higher Education#1 in total DOD enrollment*Well regarded by key influencers/military leadership APUS is Attractive to Military Professionals and Families Affordable  – minimal out of pocket expense for active duty military A military and public service oriented community of students and faculty Niche degree programs and courses, as well as a wide variety of degree fieldsMilitary-friendly policies a Top 20 “Military-Friendly College” as ranked by Military Advanced Education Quality, Value, Culture, Mission, Faculty and Programs APUS enjoys many competitive advantages  Knowledge of and relationship with target audience is critical APUS Knows Military Professionals      *Source: CCME 2009

Gaining Confidence and Traction in Civilian Markets

- **Success in Niche Civilian Markets**
  - Title IV enrollment increased 87.5% year over year
  - Civilian applications increasing
  - Improving civilian conversion rates a significant opportunity for APUS
    - Enhancing transfer credit processes
    - Continued improvement of Title IV processing



Civilian Application Growth 2008/09
120.0%
100.0%
80.0%
60.0%
40.0%
20.0%
0.0%
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15

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Staying Ahead of The Curve  2009 Initiatives: Continue to improve retention, especially in first 3 classesLaunch several new degree programs and specializations Continue to pursue specialty accreditations Improving conversion rates in civilian marketsPrepare for entry into new market segments

APEI Reports Strong First Quarter 2009

- **Revenue Growth Driven by Strong Increase in Net Course Registrations**
- **EBIT Increases 58% to $8.7 million**
- **Net Income Increases 53% to $5.2 million**
- **Reports Earnings of $0.28 Per Diluted Share**
- **Strong Balance Sheet:**
  - No long-term debt
  - Increasing cash balance, lower interest income
  - Purchase and build new facilities in Charles Town in 2009/2010
- **Company Introduces Second Quarter 2009 Outlook**
- **Increasing Full Year 2009 Outlook**

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Continued Margin Improvement

Strong Balance Sheet with No Debt  Cash & Cash Equivalents $53.0 $31.8Total Assets $85.6 $54.7 Total Long-Term Debt $0 $0 Other Items: Depreciation and Amortization $1.3 $0.9 CAPEX $2.2 $1.8 ($ in millions) As of March 31, 2009 2008

Seasonality in New Net Course Registrations Net Course Registrations from New Students Typically, 1Q and 2Q show little sequential increase. 2008 seasonality was unusual due to timing of new Title IV starts (about 300) and unusually large inflow of new military students. Ramp up in civilian applications/ Title IV enrollment. *Represents second quarter 2009 Outlook*

The following statements are based on current expectations.  These statements are forward-looking and actual results may differ materially. Second Quarter 2009 % Growth Net Course Registrations from New Students  approx. 11,350 29% Net Course Registrations  approx.  46,600 40% Total Revenue $33.8 to $35.0 million 35%-40% Net Income (1)  $4.8 to $5.2 million 22%-33%(2) EPS – Diluted (1) $0.25 to $0.27  Weighted Ave. Shares Outstanding approx. 19.0 million shares Company Introduces Second Quarter 2009 Outlook   Includes stock-based compensation expense of approximately $525,000 Assumes 41% effective tax rate in 2Q2009, compared to a 34% effective tax rate in 2Q2008

The following statements are based on current expectations.  These statements are forward-looking and actual results may differ materially. Full Year 2009 % GrowthNet Course Registrations from New Students 50,200 or more 37%+Net Course Registrations 202,500 or more 38%+Total Revenue$147 to $151 million 37%-41%EBIT $39.5 to $40.5 million  54%-58%Net Income (1)$22.9 to $23.9 million41%-48%EPS – Diluted (1)   $1.19 to $1.26 Weighted Ave. Shares Outstanding:19.0 to 19.2 million shares      Depreciation and Amortization Expense$5.3 to 5.5 million 25%-30%  Capital Expenditures  $8 to 10 million**excludes approximately $10 million of possible new real estate expenditures over the next 18-24 months. Company Increases Full Year 2009 Outlook   (1) Includes stock-based compensation expense of approximately $2.2 million

APEI has achieved rapid growth in student registrations in a challenging economic environment…Net Course Registrations Strong Student Population Growth 38% Growth  (in thousands) 2009(e) represents 2009 Full Year Outlook of 202,500 or more net course registrations 7 year CAGR: 40%

APEI has consistently experienced strong revenue growth…Revenues  Built For Predictable Growth 39% Growth ($ in millions) 2009(e) represents midpoint of 2009 Full Year Outlook 7 year CAGR: 46%

Operating income growth has increased faster than revenue growth…Built For Improving Operating Performance 55% Growth Income from continuing operations before interest income and income tax (1) Excludes a $3.1 million write-off of capitalized software development costs in 2006.  ($ in millions) 2009(e) represents midpoint of 2009 Full Year Outlook 7 year CAGR: 54%

Built With A Simple, Sensible Strategy Continue success in military market Expand in select civilian markets  Utilize targeted approach to advertising Launch new programs  Enter new market segments APEI has a blueprint for the future…

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